UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2018 (December 21, 2017)

RigNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35003	76-0677208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15115 Park Row Blvd, Suite 300 Houston, Texas		77084-4947
(Address of principal executive offices)		(Zip Code)

(281) 674-0100

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2)

Emerging growth company  ☐

If an emerging growth, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) updates information disclosed in the Current Report on Form 8-K filed on December 21, 2017 (the “Original Form 8-K”) by RigNet, Inc. (the “Company”) relating to the departure of Charles Schneider, the Company’s former Senior Vice President and Chief Financial Officer. This Amendment is being filed to disclose the material terms of Mr. Schneider’s separation package, the terms of which were not yet finalized as of the time of filing of the Original Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2018, in connection with Mr. Schneider’s departure from the Company, Mr. Schneider and the Company entered into a Separation Agreement and General Release (the “Separation Agreement”).

The Company and Mr. Schneider were also parties to an employment agreement dated November 24, 2015 (the “Original Agreement”), filed with the Securities and Exchange Commission (the “SEC”) on February 29, 2016 as Exhibit 10.9 to the Company’s Annual Report on Form 10-K, and an amendment to the Original Agreement dated April 20, 2016, filed with the SEC on April 22, 2016 (the “Employment Agreement”) which provides for severance payments and benefits subject to the execution of the Company’s standard release.    The Separation Agreement provides that in consideration for the release set forth in the Separation Agreement, and for the acknowledgement and reaffirmation of his post-employment obligations, Mr. Schneider will receive certain separation benefits, including a lump sum cash payment of $866,470 and two lump sum cash payments of $162,500 payable on March 31, 2018 and March 31, 2019 respectively. In addition, 7000 shares of restricted stock units held by Mr. Schneider will become vested in accordance with the applicable award agreement and 5,212 stock options held by Mr. Schneider may be exercised on or before March 27, 2018.

The description of the Separation Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Separation Agreement. A copy of the Separation Agreement will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGNET, INC.

Date: February 8, 2018	By:	/s/ Brad Eastman
	Name:	Brad Eastman
	Title:	Senior Vice President & General Counsel